Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012 of:

Global Insight Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first sentence in the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H and $1,000 for Class L shares of the Portfolio.

Please retain this supplement for future reference.

  SU-MSIF-22-SPT 1/13